N E W P A R K R E S O U R C E S P R E S E N TAT I O N F E B R U A R Y 2 0 1 7

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and future financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2015 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, as well as others, could cause results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry, Newpark’s customer concentration and reliance on the U.S. exploration and production market, the cost and continued availability of borrowed funds including noncompliance with debt covenants, risks related to Newpark’s international operations, operating hazards present in the oil and natural gas industry, Newpark’s ability to execute its business strategy and make successful business acquisitions and capital investments, the availability of raw materials and skilled personnel, Newpark’s market competition, compliance with legal and regulatory matters, including environmental regulations, the availability of insurance and the risks and limitations of Newpark’s insurance coverage, potential impairments of long-lived intangible assets, technological developments in Newpark’s industry, cybersecurity breaches or business system disruptions, risks related to severe weather, particularly in the U.S. Gulf Coast and risks related to the fluctuations in the market value of Newpark’s common stock. Newpark’s filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through its website at www.newpark.com. F O R W A R D L O O K I N G S TAT E M E N T S 2

$909 $984 $1,042 $1,118 $677 $471 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2011 2012 2013 2014 2015 2016 84% 16% 2016 - Revenue by Segment  Operating Segments:  Fluids Systems  Mats and Integrated Services  Customer markets:  Oil and Gas exploration  Mats expanding into utilities and other non-exploration markets  Key geographic markets:  North America  EMEA  Latin America  Asia Pacific R e ve n u e s ($ m ill io n s) Consolidated Revenues Fluids Systems Mats and Integrated Services C O M P A N Y O V E R V I E W 3

2016 Revenue by Region 45% 39% 9% 7% U.S. EMEA/APAC Latin America Canada G L O B A L S T R E N G T H 4

STRENGTHENED BY OUR INVESTMENTS

- Elevated capital campaign largely completed
- Infrastructure investments open new markets and significantly enhance our competitiveness
- Reflects our commitment to be the global leader in fluids and mats technology

Mats: Completed Manufacturing 2015 and Technology Center 2016


NEWPARK

Fluids: Manufacturing Facility & Distribution Center Completed 2016



Fluids: Gulf of Mexico Deepwater Shorebase To Be Completed 2017



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38% 8% 43% 11% U.S. Canada EMEA/APAC Latin America  Largest independent drilling fluids provider  3rd largest drilling fluids company worldwide*  Seek to capitalize on competitive diversions to drive further market share gains  Expanding global market share, leveraging IOC/NOC relationships $799 $862 $926 $965 $581 $395 $0 $200 $400 $600 $800 $1,000 $1,200 2011 2012 2013 2014 2015 2016 Re ve n u e s ($ m il lio n s) Total Segment Revenues 2016 Revenue by Region *Based on company data F L U I D S S Y S T E M S - O V E R V I E W 6

FLUIDS SYSTEMS-TECHNOLOGY

- **Proven drilling fluid systems designed to enhance wellsite performance**
  - Evolution® high-performance, water-based technology for global applications
  - Fusion™ brine fluid system creates a unique enhancement for shale basins
  - Kronos™ deepwater drilling fluid systems offers operators a consistent fluid across a wide temperature and pressure spectrum

- **Fluids Development**
  - Driving continued advancements in technology, bringing new chemistries to enhance drilling efficiencies in challenging environments

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2,283 2,114 2,241 1,170 639 10% 11% 12% 13% 14% 15% 16% - 500 1,000 1,500 2,000 2,500 2012 2013 2014 2015 2016 NAM Rig Count Market Share $585 $615 $654 $687 $352 $183 $0 $100 $200 $300 $400 $500 $600 $700 $800 2011 2012 2013 2014 2015 2016  Revenues impacted by drilling activity and operators reducing well expenditures  Service quality, focus and organizational alignment driving share gains in the market  Hold #2 market share position in U.S. land*  Focused on expanding presence in GOM in recovery (1) Source: BHI and company data Re ve n u e ( $ m il lio n s) North American Revenues NAM Rig Count & Market Share(1) *Based on company data F L U I D S S Y S T E M S – N O R T H A M E R I C A 8

$214 $246 $272 $278 $229 $212 $0 $50 $100 $150 $200 $250 $300 $350 2011 2012 2013 2014 2015 2016 $113 $117 $137 $166 $164 $167 $76 $87 $99 $84 $47 $25 $42 $36 $28 $18 $5 2011 2012 2013 2014 2015 2016 EMEA LATAM APAC  International expansion is key to our strategy  More stable than NAM, through the current cycle  Longer term contracts  Largely IOC’s/NOC’s  Few competitors  Key contract awards have driven growth  Kuwait (KOC)  Algeria (Sonatrach)  Republic of Congo (ENI)  Uruguay ultra-deepwater (Total)  Albania (Shell)  Chile (ENAP)  Core EMEA region has remained stable, despite currency headwinds (strong U.S. dollar) in 2015 and 2016 International Revenues Revenues by Region $40 F L U I D S S Y S T E M S – I N T E R N AT I O N A L 9

$110 $122 $116 $153 $96 $76 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2011 2012 2013 2014 2015 2016  Leading provider of engineered worksite solutions  Patented technology and size of composite mat rental fleet provide competitive advantage  Revenues include rentals and sale of DURA-BASE composite mats  Mat sales targeted to international E&P and non-oil and gas customers  Established core rental business in NAM exploration market, where mats reduce operator’s costs and improve environmental protection during drilling and completion phase  Seeking to accelerate growth by expanding into new geographic markets and industries Total Segment Revenues R e ve n u e s ($ m ill io n s) 23% 29% 34% 14% Mat Sales - Non-Exploration Rental - Exploration Rental - NAM Utilities & Pipeline Rental - U.K. Utilities & Other 2016 Revenues by Market M AT S & I N T E G R AT E D S E R V I C E S - O V E R V I E W 10

MATS & INTEGRATED SERVICES – STRATEGY AND SYSTEMS







- **Transform wellsite offering to system solution, driving lowest cost to operators**
  - Defender Spill Containment System
  - Turning Mat
  - Other enhancements (lighting, safety barriers, etc.)

- **Diversify beyond the wellsite**
  - Accelerate penetration of non-exploration markets, both domestically and internationally
  - Commercialize differentiated system enhancements, including EPZ Grounding System® for the utility industry

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F I N A N C I A L F O C U S  Short-Term Actions  Focused on managing cost structure as NAM activity levels improve  Continuing efforts to optimize working capital  Minimize capital investments beyond deepwater project  Long-term Focus  Continue investing in strategic capital projects  IOC/deepwater focus in fluids  Aggressively pursue non-E&P market expansion in mats  Selectively seek to strengthen core competencies during cycle, including expanding technology portfolio $256 $183 $182 $179 $156 $209 $117 $97 $71 $68 20% 23% 26% 29% 32% 35% $0 $50 $100 $150 $200 $250 $300 2012 2013 2014 2015 2016 Total Debt Net Debt Debt to Book Capital Ratio Capital Structure  Protecting the Balance Sheet  Issued $100m of 5 year convertible bonds in Dec 2016, and retired $78m of debt  Revolving credit facility remains unused, providing additional liquidity 12

A P P E N D I X

NEWPARK

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended			Twelve months ended	
(In thousands, except per share data)	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Revenues	$ 137,083	$ 104,554	$ 150,587	$ 471,496	$ 676,865
Cost of revenues	124,167	99,293	141,941	437,836	599,013
Selling, general and administrative expenses	21,810	21,736	25,232	88,473	101,032
Other operating income, net	(516)	(1,420)	(649)	(4,345)	(2,426)
Impairments and other charges	(180)	—	78,345	6,745	78,345
Operating loss	(8,198)	(15,055)	(94,282)	(57,213)	(99,099)
Foreign currency exchange (gain) loss	(270)	761	(374)	(710)	4,016
Interest expense, net	2,636	2,127	2,503	9,866	9,111
Gain on extinguishment of debt	279	—	—	(1,615)	—
Loss from operations before income taxes	(10,843)	(17,943)	(96,411)	(64,754)	(112,226)
Benefit for income taxes	(10,786)	(4,492)	(13,315)	(24,042)	(21,398)
Net loss	$ (57)	$ (13,451)	$ (83,096)	$ (40,712)	$ (90,828)
Calculation of EPS:					
Net loss - basic	$ (57)	$ (13,451)	$ (83,096)	$ (40,712)	$ (90,828)
Assumed conversions of Convertible Notes due 2017	—	—	—	—	—
Adjusted net loss - diluted	$ (57)	$ (13,451)	$ (83,096)	$ (40,712)	$ (90,828)
Basic - weighted average common shares outstanding	84,066	83,998	83,072	83,697	82,722
Dilutive effect of stock options, restricted stock and convertible notes	—	—	—	—	—
Diluted - weighted average common shares outstanding	84,066	83,998	83,072	83,697	82,722
Loss per common share - basic	$ —	$ (0.16)	$ (1.00)	$ (0.49)	$ (1.10)
Loss per common share - diluted	$ —	$ (0.16)	$ (1.00)	$ (0.49)	$ (1.10)

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O P E R AT I N G S E G M E N T R E S U LT S 15 Three Months Ended (In thousands) December 31, 2016 September 30, 2016 December 31, 2015 Revenues Fluids systems $ 111,560 $ 89,097 $ 130,125 Mats and integrated services 25,523 15,457 20,462 Total revenues $ 137,083 $ 104,554 $ 150,587 Operating income (loss) Fluids systems (1) $ (7,505) $ (8,995) $ (83,599) Mats and integrated services (2) 6,134 882 2,875 Corporate office (3) (6,827) (6,942) (13,558) Operating loss $ (8,198) $ (15,055) $ (94,282) Segment operating margin Fluids systems (6.7%) (10.1%) (64.2%) Mats and integrated services 24.0% 5.7% 14.1%

C O N S O L I D AT E D B A L A N C E S H E E T S 16 (In thousands, except share data) December 31, 2016 December 31, 2015 ASSETS Cash and cash equivalents $ 87,878 $ 107,138 Receivables, net 214,307 206,364 Inventories 143,612 163,657 Prepaid expenses and other current assets 17,143 29,219 Total current assets 462,940 506,378 Property, plant and equipment, net 303,654 307,632 Goodwill 19,995 19,009 Other intangible assets, net 6,067 11,051 Deferred tax assets 1,747 1,821 Other assets 3,780 3,002 Total assets $ 798,183 $ 848,893 LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt $ 83,368 $ 7,382 Accounts payable 65,281 72,211 Accrued liabilities 31,152 45,835 Total current liabilities 179,801 125,428 Long-term debt, less current portion 72,900 171,211 Deferred tax liabilities 38,743 26,368 Other noncurrent liabilities 6,196 5,627 Total liabilities 297,640 328,634 Common stock, $0.01 par value, 200,000,000 shares authorized and 99,843,094 and 99,377,391 shares issued, respectively 998 994 Paid-in capital 558,966 533,746 Accumulated other comprehensive loss (63,208) (58,276) Retained earnings 129,873 171,788 Treasury stock, at cost; 15,162,050 and 15,302,345 shares, respectively (126,086) (127,993) Total stockholders’ equity 500,543 520,259 Total liabilities and stockholders' equity $ 798,183 $ 848,893

C O N S O L I D AT E D S TAT E M E N T S O F C A S H F L O W 17 Twelve months ended December 31, (In thousands) 2016 2015 Cash flows from operating activities: Net loss $ (40,712) $ (90,828) Adjustments to reconcile net income to net cash provided by operations: Impairments and other non-cash charges 12,523 75,508 Depreciation and amortization 37,955 43,917 Stock-based compensation expense 12,056 14,202 Provision for deferred income taxes 3,352 (503) Net provision for doubtful accounts 2,416 1,886 Gain on sale of assets (2,820) (1,364) Gain on extinguishment of debt (1,615) — Excess tax benefit from stock-based compensation — (204) Change in assets and liabilities: (Increase) decrease in receivables (1,699) 122,399 Decrease in inventories 16,044 21,309 Decrease in other assets 2,639 1,191 Decrease in accounts payable (5,213) (31,974) Decrease in accrued liabilities and other (23,831) (34,022) Net cash provided by operating activities 11,095 121,517 Cash flows from investing activities: Capital expenditures (38,440) (69,404) Decrease (increase) in restricted cash 10,060 (17,485) Proceeds from sale of property, plant and equipment 4,540 2,523 Business acquisitions, net of cash acquired (4,420) — Net cash used in investing activities (28,260) (84,366) Cash flows from financing activities: Borrowings on lines of credit 6,437 11,036 Payments on lines of credit (14,269) (12,544) Proceeds from Convertible Notes due 2021 100,000 — Purchase of Convertible Notes due 2017 (87,271) — Debt issuance costs (5,403) (2,023) Other financing activities 357 (1,673) Proceeds from employee stock plans 725 553 Purchases of treasury stock (1,226) (2,283) Excess tax benefit from stock-based compensation — 204 Net cash used in financing activities (650) (6,730) Effect of exchange rate changes on cash (1,445) (8,335) Net increase (decrease) in cash and cash equivalents (19,260) 22,086 Cash and cash equivalents at beginning of year 107,138 85,052 Cash and cash equivalents at end of year $ 87,878 $ 107,138

E X P E R I E N C E D L E A D E R S H I P • Paul Howes President & CEO • Gregg Piontek Vice President & CFO • Mark Airola SVP, GC & Admin Officer • Bruce Smith President Fluids Systems • Matthew Lanigan President Mats & Integrated Services • Ida Ashley Vice President, Human Resources 18

M A N A G E M E N T B I O G R A P H I E S Paul L. Howes, President & CEO: Paul joined Newpark’s Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark’s President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Gregg S. Piontek, VP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation. 19

Bruce C. Smith, Executive VP and President Fluids Systems: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit. Matthew Lanigan, President Mats and Integrated Services: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross- organizational synergies and market entry strategies. Ida Ashley, VP, Human Resources: Ida Ashley joined Newpark in March 2015 as Vice President, Human Resources. Ida has over 20 years of experience in Human Resources, 17 of which were specific to Oilfield Services where she specialized in Employee Relations, Mergers & Acquisitions and International HR programs. Ida has worked in a variety of HR leadership roles in Smith International, M-I SWACO and Schlumberger, her role prior to joining Newpark was VP of HR, North America in Schlumberger. Originating from Smith International, she had the unique opportunity to lead the HR integration project team during the Schlumberger/Smith merger from August 2010 – December 2012. Ida earned her Masters of Science in Human Resources from Houston Baptist University in 2000 and her Bachelors of Arts in Modern Languages from Texas A&M in 1991. M A N A G E M E N T B I O G R A P H I E S 20

F O CU S E D ON C U S TOME R ’ S N E E D S